Consolidated Quarterly Holdings Report
for

Fidelity® SAI Inflation-Focused Fund

April 30, 2021

Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

IFF-QTLY-0621
1.9892165.102

Consolidated Schedule of Investments April 30, 2021 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 96.8%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	$63,226,034	$75,300,125
2.375% 1/15/25 (a)	88,819,095	104,560,222
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22 (a)	136,867,427	139,664,319
0.125% 4/15/22 (a)	133,560,771	137,008,906
0.125% 7/15/22(a)	130,834,706	135,931,946
0.125% 1/15/23 (a)	161,236,144	168,946,368
0.125% 7/15/24 (a)	138,324,863	150,352,548
0.125% 10/15/24 (a)	116,526,639	126,884,540
0.125% 4/15/25 (a)	97,347,755	106,145,481
0.125% 10/15/25 (a)	116,191,791	127,653,676
0.125% 4/15/26	64,668,640	70,922,336
0.25% 1/15/25 (a)	141,887,749	155,171,600
0.375% 7/15/23 (a)	157,327,837	168,522,597
0.375% 7/15/25 (a)	135,562,962	150,421,210
0.5% 4/15/24 (a)	84,888,219	92,368,537
0.625% 7/15/21 (a)	111,631,394	113,045,815
0.625% 4/15/23 (a)	135,372,294	143,988,907
0.625% 1/15/24 (a)	151,738,466	164,938,800
0.625% 1/15/26	117,775,224	132,208,591
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $2,446,966,556)		2,464,036,524
	Shares	Value

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.04% (b)
(Cost $132,250,930)	132,224,485	132,250,930
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $2,579,217,486)		2,596,287,454
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(51,785,310)
NET ASSETS - 100%		$2,544,502,144

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	5,674	July 2021	$191,001,025	$25,845,766	$25,845,766
CBOT KC HRW Wheat Contracts (United States)	390	Sept. 2021	13,791,375	1,081,328	1,081,328
CBOT KC HRW Wheat Contracts (United States)	387	Dec. 2021	13,632,045	(1,304)	(1,304)
CBOT Soybean Contracts (United States)	2,187	July 2021	167,770,238	6,714,600	6,714,600
CBOT Soybean Meal Contracts (United States)	1,853	July 2021	78,956,330	806,427	806,427
CBOT Soybean Oil Contracts (United States)	3,284	July 2021	122,933,256	10,353,371	10,353,371
CBOT Wheat Contracts (United States)	669	Sept. 2021	24,493,763	2,311,970	2,311,970
CBOT Wheat Contracts (United States)	1,901	July 2021	69,837,988	6,495,441	6,495,441
CME Lean Hogs Contracts (United States)	937	July 2021	40,946,900	1,322,945	1,322,945
CME Lean Hogs Contracts (United States)	967	August 2021	40,807,400	2,314,603	2,314,603
CME Live Cattle Contracts (United States)	791	August 2021	37,532,950	385,508	385,508
CME Live Cattle Contracts (United States)	595	Oct. 2021	29,250,200	195,558	195,558
COMEX Copper Contracts (United States)	862	July 2021	96,016,025	7,789,058	7,789,058
COMEX Copper Contracts (United States)	434	Dec. 2021	48,282,500	3,517,780	3,517,780
COMEX Gold 100 oz. Contracts (United States)	1,701	June 2021	300,617,730	6,031,703	6,031,703
COMEX Silver Contracts (United States)	710	July 2021	91,998,250	1,158,887	1,158,887
ICE Brent Crude Contracts (United Kingdom)	3,115	July 2021	204,838,390	2,012,473	2,012,473
ICE Coffee 'C' Contracts (United States)	54	July 2021	2,864,363	332,789	332,789
ICE Coffee 'C' Contracts (United States)	875	Dec. 2021	47,973,269	(3,080)	(3,080)
ICE Cotton No. 2 Contracts (United States)	566	July 2021	24,926,640	5,806	5,806
ICE Low Sulphur Gasoil Contracts (United States)	58	July 2021	3,133,875	277,444	277,444
ICE Low Sulphur Gasoil Contracts (United States)	888	Nov. 2021	47,800,757	(1,971)	(1,971)
ICE Sugar No. 11 Contracts (United States)	4,881	June 2021	92,824,906	7,911,312	7,911,312
LME Aluminum Contracts (United Kingdom)	880	July 2021	52,723,000	2,347,418	2,347,418
LME Aluminum Contracts (United Kingdom)	613	Nov. 2021	36,856,625	1,309,462	1,309,462
LME Nickel Contracts (United Kingdom)	368	July 2021	39,026,400	3,305,836	3,305,836
LME Nickel Contracts (United Kingdom)	186	Nov. 2021	19,750,968	1,457,541	1,457,541
LME Zinc Contracts (United Kingdom)	382	July 2021	27,950,463	1,062,557	1,062,557
LME Zinc Contracts (United Kingdom)	333	Nov. 2021	24,475,500	894,467	894,467
NYMEX Gasoline RBOB Contracts (United States)	256	June 2021	22,215,946	226,722	226,722
NYMEX Gasoline RBOB Contracts (United States)	535	August 2021	45,232,110	140,674	140,674
NYMEX Natural Gas Contracts (United States)	4,470	June 2021	133,384,800	9,555,738	9,555,738
NYMEX Natural Gas Contracts (United States)	1,368	Dec. 2021	44,567,169	(3,995)	(3,995)
NYMEX NY Harbor ULSD Contracts (United States)	236	June 2021	18,974,390	1,336,528	1,336,528
NYMEX NY Harbor ULSD Contracts (United States)	478	Dec. 2021	38,861,118	(1,396)	(1,396)
NYMEX WTI Crude Oil Contracts (United States)	3,883	June 2021	246,342,740	4,139,058	4,139,058
TOTAL FUTURES CONTRACTS					$112,629,024

The notional amount of futures purchased as a percentage of Net Assets is 99.9%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $168,902,161.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,823
Total	$8,823

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode SAI Inflation-Focused Cayman Ltd.	$6,493,098	$276,319,970	$40,566,012	$--	$6,866,519	$156,526,807	$405,640,382

The Fund invests in certain commodity-related investments through Geode SAI Inflation-Focused Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2021, the Fund held an investment of $405,640,382 in the Subsidiary, representing 15.9% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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